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                                                                   EXHIBIT 10.47

                               GUARANTY OF LEASE
                               -----------------

     Guaranty of Lease, dated as of February 15, 1997, by PHP Healthcare Corporation, a Delaware corporation herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "Guarantor".

     GL/PHP, LLC, a Delaware limited liability company (herein together with its successors and assigns as owner of the property hereinafter described, called "Landlord"), is about to acquire an interest in the land described on Schedule A hereto together with the buildings, fixtures and other improvements located on said land (collectively, the "Property") at the request of Guarantor, and lease said Property to Pinnacle Health Enterprises, LLC, a Delaware limited liability company wholly owned by Guarantor ("Tenant") pursuant to a lease dated as of February 1, 1997 (the "Lease"). Landlord is unwilling to acquire the Property or enter into the Lease unless the Guarantor enters into this agreement. Guarantor directly or indirectly owns all the equity of Tenant. The acquisition by Landlord of the Property and the lease of the Property to Tenant is of direct benefit to the Guarantor.

     NOW, THEREFORE, in consideration of the execution and delivery of the Lease and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, intending to be legally bound, covenants and agrees with Landlord as follows:

     1. The Guarantor unconditionally and irrevocably guarantees to Landlord that (a) all Fixed Rent and Additional Rent (as defined in the Lease) and all other sums stated in the Lease to be payable by the Tenant, insurance premiums and costs of maintenance and repair, whether due by acceleration or otherwise, including costs and expenses of collection (collectively, the "Monetary Obligations") will be promptly paid in full when due, in accordance with the provisions thereof, and (b) Tenant will perform and observe each and every covenant, agreement, term and condition in the Lease (the "Performance Obligations"). If for any reason any Monetary Obligations shall not be paid promptly when due after receipt of required notice to Tenant under the Lease, if any, and after the expiration of any applicable grace period therefor, Guarantor shall, immediately upon demand, pay the same to Landlord with interest due thereon as stated in the Lease. In addition to the foregoing, the Guarantor hereby becomes surety to Landlord for the due and punctual payment and performance of the Monetary Obligations and the Performance Obligations and the Guarantor hereby waives all defenses of any nature that may be available to Guarantor as a surety and guarantor other than the defenses of payment of the Monetary Obligations and performance of the Performance Obligations.

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     2.  Landlord may enforce this Guaranty without first having recourse against Tenant or exhausting its rights or remedies under the Lease; provided, that nothing herein shall prohibit Landlord from exercising its rights against both Guarantor and Tenant simultaneously. This Guaranty and the obligations of the Guarantor hereunder are present, primary, direct, continuing, unconditional, irrevocable and absolute and independent of any obligations of Tenant. This Guaranty constitutes the agreement to pay money to act in the First instance and is not to be construed as a contract of indemnity or as a guaranty of collectability.

     3. The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall in no way be discharged, affected or impaired by any of the following and Landlord may at any time and from time to time, with or without consideration, without prejudice to any claim against Guarantor hereunder, without in any way changing, releasing or discharging Guarantor from its liabilities and obligations hereunder and without notice to or the consent of Guarantor waive, release or consent to any of the following:

     (a) the waiver by Landlord of the performance or observance by Tenant or any other party of any of the agreements, covenants, terms or conditions contained in the Lease;

     (b) the extension, in whole or in part, of the time for payment by Tenant of any sums owing or payable under the Lease, or of any other sums or obligations under or arising out of or on account of the Lease, or the renewal or extension of the Lease;

     (c) any sublease of any or all of the Property by Tenant to any other person;

     (d) any assumption by any person of any or all of Tenant's obligations under, or Tenant's assignment of any or all of its interest in the Lease;

     (e) the waiver or release or modification or amendment (whether material or otherwise) of any provision of the Lease, and Guarantor hereby consents to any such waivers, releases, modifications and amendments and to any future terms or agreements heretofore or hereafter made by Landlord and Tenant in accordance with the terms of the Lease, provided that Guarantor shall not be responsible for any increase in the obligations of tenant under the Lease resulting solely from an amendment to the Lease made by a tenant which was not, at the time of such amendment, an affiliate of Guarantor;

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     (f)  any failure, omission or delay on the part of Landlord to enforce, assert or exercise any right, power or remedy conferred on or available to Landlord in or by the Lease or this Guaranty, or any action on the part of Landlord granting indulgence or extension in any form whatsoever;

     (g) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceeding affecting Landlord, Tenant or Guarantor or any of their assets or any impairment, modification, release or limitation of liability of Landlord, Tenant or Guarantor or any of their estates in bankruptcy or of any remedy for the enforcement of such liability resulting from the operation of any present or future provision of the Federal Bankruptcy Act or other similar statute or from the decision of any court;

     (h) the release of Tenant from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law;

     (i) the power or authority or lack thereof of Tenant to execute, acknowledge or deliver the Lease;

     (j)  the legality, validity or invalidity of the Lease;

     (k) any defenses whatsoever that Tenant may or might have to the payment of the Monetary Obligations except for the payment thereof;

     (l) the existence or non-existence of Tenant as a legal entity or the existence or non-existence of any corporate or other business relationship between Tenant and Guarantor;

     (m) any sale or assignment by Landlord of this Guaranty and/or the Lease (including any assignment by Landlord to any Mortgage (as defined in the Lease);

     (n) any default by Guarantor under this Guaranty or any right of setoff, counterclaim or defense (other than payment in full of the Monetary Obligations in accordance with the
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terms of the Lease) that Guarantor may or might have to its respective undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by Guarantor; or

     (o) any other cause, whether similar or dissimilar to any of the foregoing, that might constitute a legal or equitable discharge of Guarantor (whether or not Guarantor shall have Knowledge or notice thereof) other than payment in full of the Monetary Obligations.

     Without in any way limiting the generality of the foregoing, Guarantor specifically agrees that if Tenant's obligations under the Lease are modified or amended with the express written consent of Landlord, this Guaranty shall extend to such obligations as so amended or modified but shall not extend to any increase in the obligations of Tenant under the Lease if such modification or amendment was made by a tenant which was not, at the time of such modification or amendment, and affiliate of Guarantor.

     4. Guarantor hereby waives notice (other than any notice required by the terms of the Lease), demand, presentment, protest and notice of protest.

     5. Guarantor agrees that, in the event of the rejection or disaffirmance of the Lease by Tenant or Tenant's trustee in bankruptcy pursuant to bankruptcy law or any other law affecting creditors rights, the Guarantor will, if Landlord so requests, assume all obligations and liabilities of Tenant under the Lease, to the same extent as if the Guarantor had been originally named instead of Tenant as a party to such document and there had been no such rejection or disaffirmance; and the Guarantor will confirm such assumption in writing at the request of Landlord upon or after such rejection or disafirmance. The
Guarantor, upon such assumption, shall have all rights of Tenant, under the Lease (to the extent permitted by law).

     6. The following events following the expiration of the applicable cure periods, in this Paragraph are sometimes referred to as an "Event of Default";

     a. If default shall be made in the payment of any sum required to be paid by Guarantor under this Guaranty;

     b. If default shall be made in the observance or performance of any of the other covenants in this Guaranty which the Guarantor is required to observe and perform and such default shall continue for thirty (30) days after written notice to the Guarantor provided that

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the time within which Tenant is permitted to cure the default shall be extended for such period as may be necessary for the curing thereof provided Guarantor is continuously, diligently and in good faith prosecuting such cure;

     c. If any representation or warranty made by Guarantor herein or in any certificate, demand or request proves to be incorrect in any material respect when made and the representation or warranty continues to be incorrect for a period of thirty (30) days after written notice from Landlord, or if the facts cannot be changed so as to make the representation or warranty correct within such thirty day period, Guarantor fails to provide Landlord with protection (including, by way of example, additional collateral or letters of credit) against loss arising from breach of such representation or warranty, such protection to be satisfactory to Landlord in its sole discretion;

     d. If a petition for relief is filed under the Bankruptcy Code by Guarantor or the Tenant to place Guarantor or Tenant under the protection of the Bankruptcy Code;

     e. If any involuntary petition in bankruptcy shall be filed against Guarantor under any Federal or State bankruptcy or insolvency act and shall not have been dismissed within ninety (90) days of the filing thereof; and

     f. If a receiver or similar official shall be appointed for Guarantor or any substantial portion of the property of Guarantor by any court and any such receiver shall not have been discharged within thirty (30) days from the date of his or her appointment.

Upon the occurrence of any such Event of Default, Landlord shall have whatever rights at law or equity it might have to enforce this Guaranty.

     7. Guarantor agrees that any claim or claims or liens or security interests it may now have or may in the future have against Tenant are or shall be subordinate to Tenant's obligations to Landlord under the Lease. Guarantor waives all rights of subrogation against Tenant for any amounts expended by Guarantor under this Guaranty.

     8. If Landlord incurs any expenses in the enforcement of this Guaranty, including reasonable attorneys' fees and disbursements, whether or not legal action be institute, the Guarantor shall pay the same immediately upon demand by Landlord which shall be accompanied by evidence of such fees and disbursements.

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          9. Landlord shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Landlord, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

          10. The Guarantor will deliver to Landlord, promptly upon their becoming available, copies of Guarantor's Form 10Q, 10k and annual report, At any time when Guarantor is not a reporting company under the Securities and Exchange Act of 1934, as amended, it will deliver to Landlord the following information:

          (a) within 120 days after the end of each fiscal year of Guarantor, a balance sheet of Guarantor and its consolidated subsidiaries as at the end of such year, a statement of profits and losses of Guarantor and its consolidated subsidiaries for such year, and a statement of change in the financial position of Guarantor, and its consolidated subsidiaries for such year, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope and certified by independent certified public accountants of recognized national standing selected by Guarantor; (b) within 60 days after the end of each of the first three fiscal quarters of Guarantor a balance sheet of Guarantor and its consolidated subsidiaries as at the end of such quarter, statements of profits and losses of Guarantor and its consolidated subsidiaries for such quarter and a statement of change in financial position of Guarantor in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified to be true and complete by a financial officer of Guarantor having knowledge thereof; the foregoing financial statements all being prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise stated therein).

          11. All notices, demands, requests, approvals or consents made pursuant to, under or by virtue of this Guaranty must be in writing and mailed to the party to which the notice, demand, request, approval or consent is being sent by certified or registered mail, return receipt requested, or by overnight courier delivery, addressed as follows, or at such other address as such party may designate by notice to the other party:

                          To Guarantor:

                          PHP Healthcare Corporation




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                    11440 Commerce Park Drive
                    Reston, Virginia 22091
                    Attn: Ben Rosenbaum, III, Esq., General Counsel

                         with a copy to:

                    Fried, Frank, Harris, Shriver & Jacobson
                    1001 Pennsylvania Avenue, N.W., Suite 800
                    Washington, D.C. 20004
                    Attn: Andrew P. Varney, Esq.

                    To Landlord:

                    GL/PHP, LLC
                    c/o G&L Realty, Inc.
                    439 North Bedford Drive
                    Beverly Hills, California 90210
                    Attn: Gary Grabel

             With a copy to:

                    Day, Berry & Howard
                    260 Franklin Street
                    Boston, Massachusetts 02110
                    Attn: Lewis A. Burleigh, Esq.

     Any notice, demand, request, approval or consent given in accordance with the provisions of this Paragraph 11 shall be effective on the date of receipt or delivery or when proper delivery is refused by the addressee.

     12. Notice of acceptance of this Guaranty by Landlord and notice of any obligations or liabilities contracted or incurred by any Tenant under the Lease are hereby waived by the Guarantor.

     13. This Guaranty shall be governed by and construed in accordance with the laws of the State of New Jersey.

     14. This Guaranty may not be modified or amended except by a written agreement duly executed by Guarantor and Landlord and Landlord's first fee mortgagee from time to
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time, if any. This Guaranty shall be binding upon the Guarantor and shall inure to the benefit of Landlord and its successors and assigns as permitted hereunder, including, without limitation, any mortgagee of Landlord's interest in the Property. In the event any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. As used herein the term "Tenant" includes its successors and assigns with respect to the Lease.

     15. The rights of Landlord under this Guaranty may be assigned in whole or in part by Landlord, its successors and assigns, whether directly or by way of a grant of a security interest herein, without the consent of Guarantor.

     16. Within 15 days after request by Landlord, Guarantor shall deliver a certificate confirming that this Guaranty is in full force and effect and unamended (or, if amended, specifying such amendment), and whether, to the knowledge of Guarantor, any default exists under the Lease or under this Guaranty.

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          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                        PHP Healthcare Corporation
[Corporate Seal]

ATTEST:

                                        By: /s/ Ben Rosenbaum
                                            ---------------------------
                                            Name: Ben Rosenbaum III
_____________________                       Title:Corporate Secretary and
Name:                                             General Counsel
Title: